EXECUTION COPY


                              RETENTION AGREEMENT

                                    BETWEEN

                                 TOYS "R" US, INC.

                                      AND

                                  ROGER GASTON

                             DATED AS OF MAY 1, 1997

                               TABLE OF CONTENTS
                               ----------------
                                                                          Page
                                                                          ----

1.   Employment Period..................................................

2.   Terms of Employment................................................

     (a)   Position.....................................................

     (b)   Compensation.................................................
           (i)   Base Salary............................................
           (ii)   Incentive Bonus.......................................
           (iii)   Participation in Other Plans
           Stock Units..................................................

3.   Termination of Employment Upon Death, Disability or Retirement.....

4.   Other Termination of Employment....................................

     (a)   Company Termination..........................................

     (b)   Good Reason..................................................

     (c)   Notice of Termination........................................

     (d)   Obligations of the Company Upon Termination Under Section 4..

     (e)   Cause........................................................

5.   Release Agreement..................................................

6.   Offset.............................................................

7.   Compensation and Benefits Following Change of Control..............

8.   Nonexclusivity of Rights...........................................

9.   Full Settlement; Legal Fees........................................

     (a)   No Obligation to Mitigate....................................

     (b)   Expenses of Contests.........................................

10.   Certain Additional Payments by the Company........................

11.   Restrictions and Obligations of the Executive.....................

     (a)   Consideration for Restrictions and Covenants.................

     (b)   Confidentiality..............................................

     (c)   Non-Solicitation or Hire.....................................

     (d)   Non-Competition and Consulting...............................

     (e)   Definitions..................................................

     (f)   Relief.......................................................

12.   Successors........................................................

13.   Miscellaneous.....................................................

     (a)   Governing Law................................................

     (b)   Captions.....................................................

     (c)   Amendment....................................................

     (d)   Notices......................................................

     (e)   Assistance to Company........................................

     (f)   Severability of Provisions...................................

     (g)   Withholding..................................................

     (h)   Waiver.......................................................

     (i)   Arbitration..................................................


EXHIBIT A         Separation and Release Agreement
EXHIBIT B         Definitions
EXHIBIT C         Change of Control and Tax Gross-Up

ANNEX A           Stock Unit Agreement

                              TOYS "R" US, INC.
                       RETENTION AGREEMENT


          AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Roger Gaston (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

          1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods unless, at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

          2. Terms of Employment. (a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

               (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

          (b)   Compensation.  (i)   Base Salary.  During the Employment
Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

               (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

               (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

               (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

          3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

          4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

          (b) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

          (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b):

               (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

               (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

               (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

               (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the Date of Termination, provided that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company,
(4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

               (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and provided, further, that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

 .         (e)   Cause.  If the Executive's employment shall be terminated for
Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

          6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

          7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

          (b)   In the event of termination of the Executive's employment under
Section 4(a) (other than for Cause) or 4(b), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of Control and
(ii) in lieu of the Company's obligations under Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

          8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

          9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.

          (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

               (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

               (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

          10.   Certain Additional Payments by the Company.   Anything in this
Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

          11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement.

          (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

          (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the

Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

          (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

               (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

               (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

               (ii)   During the Consulting Period, the Executive shall

               (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

               (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; provided that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of
Section 11(d)(i)  hereof.

               (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

               (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

          (e)   Definitions.  For purposes of this Section 11:

               (i) "Restricted Business" means the retail store or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

               (ii) "Restricted Area" means any country in which the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.

          (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

          12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

          13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

          (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

          (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i) If to the Executive, to the address on file with the Company; and

               (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

          (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

          (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                     ROGER GASTON



                                     /s/ Roger Gaston




                                     TOYS "R" US, INC.



                                     By: /s/ Michael Goldstein
                                        Name:  Michael Goldstein
                                        Title: Chief Executive Officer

                                                               EXHIBIT A



                      SEPARATION AND RELEASE AGREEMENT

          This Separation and Release Agreement ("Agreement") is entered into
as of this     day of                             , 19  , between TOYS "R" US,
INC. and any successor thereto (collectively, the "Company") and Roger Gaston (the "Executive").

          The Executive and the Company agree as follows:

          1.   The employment relationship between the Executive and the
Company terminated on                                   (the "Termination
Date").

          2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

          3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973
(which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

          Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

          4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

          5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

          6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

          7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

          8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

          9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.

          10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

          12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

          13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

          The parties to this Agreement have executed this Agreement as of the day and year first written above.



                                     TOYS "R" US, INC.


                                     By:
                                        ------------------------
                                        Name:
                                        Title:



                                     ROGER GASTON



                                     -----------------------------

                                                                EXHIBIT B

          Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:

          "Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or
(viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

          For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

          "Change of Control" - See Exhibit C.

          "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

          "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

          "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

          (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason";

          (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

          (iii) any failure by the Company to comply with and satisfy Section 12(c) of the Agreement; or

          (iv) notice by the Company that it is not extending the termination date of the Employment Period.

          "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

          "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

          "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.

                                                               EXHIBIT C



                   CHANGE OF CONTROL AND TAX GROSS-UP
                   ----------------------------------






     I.   Certain Definitions

          "Change of Control" means, after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following
acquisitions shall not constitute a Change of Control:   (i) any acquisition by
the Company or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, (iii) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

          (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

              (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a

Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

              (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

               (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     II.   Tax Gross-Up

          (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (e.g., if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

          (b) Subject to the provisions of paragraph (c) of this Exhibit C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax basis, shall be made in accordance with the assumptions set forth in paragraph

(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

          (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, however, that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided further, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).

                                                             ANNEX A

                           STOCK UNIT AGREEMENT

          STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Roger Gaston (the "Executive").

                          W I T N E S S E T H:

          WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

          WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

          WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

          WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

          2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in
Section 10 of the Plan, the Executive is hereby granted 23,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 23,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

          3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

               (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof ; or

               (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

          4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the condition set forth in Section 3(i) hereof.

            5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

          6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

          7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

          8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

          9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

          10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i) If to the Executive, to the address on file with the Company; and

               (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

          13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.

                                     TOYS "R" US, INC.


                                     By:
                                             ------------------------

                                    Title:  ------------------------

          I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.


                                   ---------------------------------
                                   Roger Gaston

                                                             EXHIBIT A

                  Performance Objective Under Section 3(ii)
                       of the Stock Unit Agreement

The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.

                                                              EXECUTION COPY

                              RETENTION AGREEMENT

                                   BETWEEN

                               TOYS "R" US, INC.

                                    AND

                                LOUIS LIPSCHITZ

                                 DATED AS OF

                                 MAY 1, 1997

                               TABLE OF CONTENTS

                                                                          Page

1.   Employment Period..................................................... 4

2.   Terms of Employment....................................................4
     (a)   Position.........................................................4

     (b)   Compensation.....................................................4

           (i)   Base Salary................................................4

           (ii)   Incentive Bonus...........................................4

           (iii)   Participation in Other Plans.............................5

           Stock Units......................................................5

3.   Termination of Employment Upon Death, Disability or Retirement.........5

4.   Other Termination of Employment........................................5

     (a)   Company Termination..............................................5

     (b)   Good Reason......................................................5

     (c)   Notice of Termination............................................5

     (d)   Obligations of the Company Upon Termination Under Section 4......5

     (e)   Cause............................................................7

5.   Release Agreement......................................................7

6.   Offset.................................................................7

7.   Compensation and Benefits Following Change of Control..................7

8.   Nonexclusivity of Rights...............................................8

9.   Full Settlement; Legal Fees............................................8

     (a)   No Obligation to Mitigate........................................8

     (b)   Expenses of Contests.............................................8

10.   Certain Additional Payments by the Company............................9

11.   Restrictions and Obligations of the Executive.........................9

     (a)   Consideration for Restrictions and Covenants.....................9

     (b)   Confidentiality..................................................9

     (c)   Non-Solicitation or Hire.........................................9

     (d)   Non-Competition and Consulting..................................10

     (e)   Definitions.....................................................11

     (f)   Relief..........................................................11

12.   Successors...........................................................11

13.   Miscellaneous........................................................12

     (a)   Governing Law...................................................12

     (b)   Captions........................................................12

     (c)   Amendment.......................................................12

     (d)   Notices.........................................................12

     (e)   Assistance to Company...........................................12

     (f)   Severability of Provisions......................................12

     (g)   Withholding.....................................................13

     (h)   Waiver..........................................................13

     (i)   Arbitration.....................................................13



EXHIBIT A     Separation and Release Agreement
EXHIBIT B     Definitions
EXHIBIT C     Change of Control and Tax Gross-Up

ANNEX A       Stock Unit Agreement

                             TOYS "R" US, INC.
                             RETENTION AGREEMENT

            AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Louis Lipschitz (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

            1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods unless, at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

            2. Terms of Employment. (a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

                  (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

            (b)    Compensation.  (i)   Base Salary.  During the Employment
Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

                  (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

                  (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

                  (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

            3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

            4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

            (b) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

            (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

            (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b):

                  (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

                  (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

                  (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

                  (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the Date of Termination, provided that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company,
(4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

                  (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and provided, further, that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

            (e) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

            5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

            6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

            7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

            (b) In the event of termination of the Executive's employment under Section 4(a) (other than for Cause) or 4(b), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of

Control and (ii) in lieu of the Company's obligations under Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

            8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

            9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.

            (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                  (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                  (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

            10.    Certain Additional Payments by the Company.   Anything in
this Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

            11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement.

            (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

            (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the

Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

            (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

                  (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

                  (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

                  (ii)    During the Consulting Period, the Executive shall

                  (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

                  (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; provided that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of
Section 11(d)(i)  hereof.

                  (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

                  (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

            (e)    Definitions.  For purposes of this Section 11:

                      (i) "Restricted Business" means the retail store or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

                     (ii) "Restricted Area" means any country in which the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.

            (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

            12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

            (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

            (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

            13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

            (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

            (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

            (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (i) If to the Executive, to the address on file with the Company; and

                  (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

            (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

            (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

            (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

            (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

            (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

            IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                       LOUIS LIPSCHITZ




                                       /S/ Louis Lipschitz


                                      TOYS "R" US, INC.

                                      By:  /s/ Michael Goldstein
                                        Name:  Michael Goldstein
                                        Title: Chief Executive Officer

                                                                      EXHIBIT A



                          SEPARATION AND RELEASE AGREEMENT

            This Separation and Release Agreement ("Agreement") is entered into as of this __ day of _____________________________, 19__, between TOYS
"R" US, INC. and any successor thereto (collectively, the "Company") and Louis Lipschitz (the "Executive").

            The Executive and the Company agree as follows:

            1. The employment relationship between the Executive and the Company terminated on __________________________________ (the "Termination
Date").

            2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

            3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973
(which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

            Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

            4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

            5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

            6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

            7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

            8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

            9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.

            10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

            11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

            12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

            13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

            The parties to this Agreement have executed this Agreement as of the day and year first written above.



                                                   TOYS "R" US, INC.


                                                   By:
                                                      ----------------------

                                                   Name:
                                                   Title:

                                                   LOUIS LIPSCHITZ


                                                   -------------------------

                                                                     EXHIBIT B

            Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:

            "Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

            "Board" means the Board of Directors of the Company.

            "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or
(viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

            For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

            "Change of Control" - See Exhibit C.

            "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

            "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

            "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

            "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

            (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason"; and provided, further, that notwithstanding the foregoing, the appointment of another person as Chief Financial Officer of the Company shall constitute "Good Reason";

            (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

            (iii)    any failure by the Company to comply with and satisfy
Section 12(c) of the Agreement; or

            (iv) notice by the Company that it is not extending the termination date of the Employment Period.

            "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

            "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

            "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.

                                                                 EXHIBIT C



                         CHANGE OF CONTROL AND TAX GROSS-UP



             I.    Certain Definitions

             "Change of Control" means, after the date hereof:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
following acquisitions shall not constitute a Change of Control:   (i) any
acquisition by the Company or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, (iii) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

            (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

            (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

                  (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a

Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

                  (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                  (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            II.    Tax Gross-Up

            (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (e.g., if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

            (b)    Subject to the provisions of paragraph (c) of this Exhibit
C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax basis, shall be made in accordance with the assumptions set forth in paragraph

(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

            (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, however, that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided further, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).

                                                                     ANNEX A

                            STOCK UNIT AGREEMENT

            STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Louis Lipschitz (the "Executive").

                           W I T N E S S E T H:

            WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

            WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

            WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

            WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

            1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

            2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in Section 10 of the Plan, the Executive is hereby granted 29,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 29,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

            3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

                 (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof ; or

                 (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

            4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the condition set forth in Section 3(i) hereof.

            5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

            6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

            7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

            8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

            9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

            10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

            11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (i) If to the Executive, to the address on file with the Company; and

                  (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

            12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

            13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.

            IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.

                                      TOYS "R" US, INC.

                                      By:
                                         ---------------------------------

                                      Title:
                                            ------------------------------

            I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.




                                      ------------------------------------
                                      Louis Lipschitz

                                                                EXHIBIT A

                    Performance Objective Under Section 3(ii)
                        of the Stock Unit Agreement

The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.

                                                              EXECUTION COPY

                                RETENTION AGREEMENT

                                      BETWEEN

                                 TOYS "R" US, INC.

                                        AND

                                 MICHAEL J. MADDEN

                                    DATED AS OF

                                    MAY 1, 1997

                                 TABLE OF CONTENTS

                                                                          Page

1.   Employment Period.......................................................1

2.   Terms of Employment.....................................................1

     (a)   Position..........................................................1

     (b)   Compensation......................................................1
          (i)   Base Salary..................................................1
          (ii)   Incentive Bonus.............................................1
          (iii)   Participation in Other Plans...............................2
          Stock Units........................................................2

3.   Termination of Employment Upon Death, Disability or Retirement..........2

4.   Other Termination of Employment.........................................2

     (a)   Company Termination...............................................2

     (b)   Good Reason.......................................................2

     (c)   Notice of Termination.............................................2

     (d)   Obligations of the Company Upon Termination Under Section 4.......2

     (e)   Cause.............................................................4

5.   Release Agreement.......................................................4

6.   Offset..................................................................4

7.   Compensation and Benefits Following Change of Control...................4

8.   Nonexclusivity of Rights................................................5

9.   Full Settlement; Legal Fees.............................................5

     (a)   No Obligation to Mitigate.........................................5

     (b)   Expenses of Contests..............................................5

10.   Certain Additional Payments by the Company.............................6

11.   Restrictions and Obligations of the Executive..........................6

     (a)   Consideration for Restrictions and Covenants......................6

     (b)   Confidentiality...................................................6

     (c)   Non-Solicitation or Hire..........................................6

     (d)   Non-Competition and Consulting....................................7

     (e)   Definitions.......................................................8

     (f)   Relief............................................................8

12.   Successors.............................................................8

13.   Miscellaneous..........................................................9

     (a)   Governing Law.....................................................9

     (b)   Captions..........................................................9

     (c)   Amendment.........................................................9

     (d)   Notices...........................................................9

     (e)   Assistance to Company.............................................9

     (f)   Severability of Provisions........................................9

     (g)   Withholding......................................................10

     (h)   Waiver...........................................................10

     (i)   Arbitration......................................................10





EXHIBIT A........Separation and Release Agreement
EXHIBIT B........Definitions
EXHIBIT C........Change of Control and Tax Gross-Up

ANNEX A..........Stock Unit Agreement

                            TOYS "R" US
                 RETENTION AGREEMENT


          AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Michael J. Madden (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

          1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods unless, at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

          2. Terms of Employment. (a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

               (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

          (b)   Compensation.  (i)   Base Salary.  During the Employment
Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

               (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

               (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

               (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

          3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

          4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

          (b) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

          (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b):

               (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

               (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

               (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

               (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the Date of Termination, provided that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company, (4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

               (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and provided, further, that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

          (e) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

          6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

          7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

          (b) In the event of termination of the Executive's employment under Section 4(a) (other than for Cause) or 4(b), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of

Control and (ii) in lieu of the Company's obligations under Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

          8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

          9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.

          (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

               (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in
Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

               (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

          10.   Certain Additional Payments by the Company.   Anything in this
Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

          11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement.

          (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

          (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

          (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

               (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

               (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

               (ii)  During the Consulting Period, the Executive shall

               (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

               (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; provided that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of
Section 11(d)(i)  hereof.

               (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

               (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

          (e)   Definitions.  For purposes of this Section 11:

               (i) "Restricted Business" means the retail store or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

               (ii) "Restricted Area" means any country in which the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.

          (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

          12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

          13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

          (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

          (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i) If to the Executive, to the address on file with the Company; and

               (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

          (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

          (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                             MICHAEL J. MADDEN

                                             /s/ Michael J. Madden


                                             TOYS "R" US, INC.

                                             By: /s/ Michael Goldstein
                                                Name:  Michael Goldstein
                                                Title: Chief Executive Officer

                                                                     EXHIBIT A


                          SEPARATION AND RELEASE AGREEMENT
                          --------------------------------

     This Separation and Release Agreement ("Agreement") is entered into as of this __ day of _____________________________, 19__, between TOYS "R" US, INC.
and any successor thereto (collectively, the "Company") and Michael J. Madden (the "Executive").

     The Executive and the Company agree as follows:

     1. The employment relationship between the Executive and the Company terminated on __________________________________ (the "Termination Date").

     2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

     3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973 (which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

     Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

     4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

     5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

     6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

     7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

     8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.

     10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

     12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

     13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

     The parties to this Agreement have executed this Agreement as of the day and year first written above.



                                          TOYS "R" US, INC.

                                          By:________________________________
                                          Name:
                                          Title:


                                          MICHAEL J. MADDEN



                                          ____________________________________

                                                                     EXHIBIT B

          Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:

          "Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or (viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

          For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

          "Change of Control" - See Exhibit C.

          "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

          "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

          "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

               (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason";

               (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

               (iii) any failure by the Company to comply with and satisfy
Section 12(c) of the Agreement; or

               (iv) notice by the Company that it is not extending the termination date of the Employment Period.

          "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

          "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

          "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.

                                                                     EXHIBIT C


                         CHANGE OF CONTROL AND TAX GROSS-UP
                         ----------------------------------



     I.   Certain Definitions

          "Change of Control" means, after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
following acquisitions shall not constitute a Change of Control:   (i) any
acquisition by the Company or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, (iii) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

          (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

               (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a

Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

               (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

               (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     II.   Tax Gross-Up

          (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (e.g., if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

          (b) Subject to the provisions of paragraph (c) of this Exhibit C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax basis, shall be made in accordance with the assumptions set forth in paragraph

(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

          (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, however, that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided further, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).

                                                                       ANNEX A

                               STOCK UNIT AGREEMENT

          STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Michael J. Madden (the "Executive").

                               W I T N E S S E T H:

          WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

          WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

          WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

          WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

          2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in
Section 10 of the Plan, the Executive is hereby granted 28,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 28,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

          3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

               (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof ; or

               (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

          4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the condition set forth in Section 3(i) hereof.

          5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

          6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

          7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

          8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

          9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

          10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i) If to the Executive, to the address on file with the Company; and

               (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

          13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.


                                             TOYS "R" US, INC.


                                             By:     _________________________

                                             Title:  _________________________

     I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.



                                             _________________________________
                                             Michael J. Madden

                                                                     EXHIBIT A

                    Performance Objective Under Section 3(ii)
                          of the Stock Unit Agreement
                          ---------------------------

The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.

                                                             EXECUTION COPY

                               RETENTION AGREEMENT

                                   BETWEEN

                                TOYS "R" US, INC.

                                     AND

                               RICHARD L.  MARKEE

                             DATED AS OF MAY 1, 1997

                               TABLE OF CONTENTS

                                                                          Page

1.   Employment Period.......................................................1

2.   Terms of Employment.....................................................1

     (a)   Position..........................................................1

     (b)   Compensation......................................................1

          (i)   Base Salary..................................................1
          (ii)   Incentive Bonus.............................................1
          (iii)   Participation in Other Plans...............................2
          Stock Units........................................................2

3.   Termination of Employment Upon Death, Disability or Retirement..........2

4.   Other Termination of Employment.........................................2

     (a)   Company Termination...............................................2

     (b)   Good Reason.......................................................2

     (c)   Notice of Termination.............................................2

     (d)   Obligations of the Company Upon Termination Under Section 4.......2

     (e)   Cause.............................................................4

5.   Release Agreement.......................................................4

6.   Offset..................................................................4

7.   Compensation and Benefits Following Change of Control...................4

8.   Nonexclusivity of Rights................................................5

9.   Full Settlement; Legal Fees.............................................5

     (a)   No Obligation to Mitigate.........................................5

     (b)   Expenses of Contests..............................................5

10.   Certain Additional Payments by the Company.............................6

11.   Restrictions and Obligations of the Executive..........................6

     (a)   Consideration for Restrictions and Covenants......................6

     (b)   Confidentiality...................................................6

     (c)   Non-Solicitation or Hire..........................................6

     (d)   Non-Competition and Consulting....................................7

     (e)   Definitions.......................................................8

     (f)   Relief............................................................8

12.   Successors.............................................................8

13.   Miscellaneous..........................................................9

     (a)   Governing Law.....................................................9

     (b)   Captions..........................................................9

     (c)   Amendment.........................................................9

     (d)   Notices...........................................................9

     (e)   Assistance to Company.............................................9

     (f)   Severability of Provisions........................................9

     (g)   Withholding......................................................10

     (h)   Waiver...........................................................10

     (i)   Arbitration......................................................10


EXHIBIT A        Separation and Release Agreement
EXHIBIT B        Definitions
EXHIBIT C        Change of Control and Tax Gross-Up

ANNEX A          Stock Unit Agreement

                               TOYS "R" US, INC.
                         RETENTION AGREEMENT

          AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Richard L. Markee (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

          1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods unless, at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

          2. Terms of Employment. (a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

               (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

          (b) Compensation. (i) Base Salary. During the Employment Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

                (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

                (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

                (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

          3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

          4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

          (b) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

          (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b):

                (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

                (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

                (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

                (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the Date of Termination, provided that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company, (4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

                (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and provided, further, that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

          (e) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

          6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

          7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

          (b) In the event of termination of the Executive's employment under Section 4(a) (other than for Cause) or 4(b), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of

Control and (ii) in lieu of the Company's obligations under Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

          8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

          9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.

          (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in
Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

          10. Certain Additional Payments by the Company. Anything in this Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

          11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement.

          (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

          (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

          (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

                (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

                (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

                (ii)  During the Consulting Period, the Executive shall

                (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

                (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; provided that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of
Section 11(d)(i)  hereof.

                (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

                (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

         (e)   Definitions.  For purposes of this Section 11:

                (i) "Restricted Business" means the retail store or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

                (ii) "Restricted Area" means any country in which the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.

          (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

          12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

          13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

          (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

          (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                (i) If to the Executive, to the address on file with the Company; and

                (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

          (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

          (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                              RICHARD L. MARKEE


                                              /s/ Richard L. Markee


                                              TOYS "R" US, INC.



                                              By: /s/ Michael Goldstein
                                                 Name: Michael Goldstein
                                                 Title: Chief Executive Officer

                                                                   EXHIBIT A

                       SEPARATION AND RELEASE AGREEMENT
                       --------------------------------

     This Separation and Release Agreement ("Agreement") is entered into as of this __ day of _____________________________, 19__, between TOYS "R" US, INC.
and any successor thereto (collectively, the "Company") and Richard L. Markee (the "Executive").

     The Executive and the Company agree as follows:

     1. The employment relationship between the Executive and the Company terminated on __________________________________ (the "Termination Date").

     2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

     3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973 (which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

     Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

     4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

     5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

     6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

     7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

     8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.

     10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

     12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

     13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

     The parties to this Agreement have executed this Agreement as of the day and year first written above.



                                          TOYS "R" US, INC.


                                          By:________________________________
                                          Name:
                                          Title:


                                          RICHARD L. MARKEE


                                         ____________________________________

                                                                     EXHIBIT B

          Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:

          "Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or (viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

          For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

          "Change of Control" - See Exhibit C.

          "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

          "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

          "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

          (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason";

          (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

          (iii) any failure by the Company to comply with and satisfy Section 12(c) of the Agreement; or

          (iv) notice by the Company that it is not extending the termination date of the Employment Period.

          "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

          "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

          "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.

                                                                     EXHIBIT C


                         CHANGE OF CONTROL AND TAX GROSS-UP
                         ----------------------------------






     I.   Certain Definitions

          "Change of Control" means, after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
following acquisitions shall not constitute a Change of Control:   (i) any
acquisition by the Company or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, (iii) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

          (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

               (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a

Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

               (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

               (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     II.   Tax Gross-Up

          (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (e.g., if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

          (b) Subject to the provisions of paragraph (c) of this Exhibit C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax basis, shall be made in accordance with the assumptions set forth in paragraph

(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

          (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, however, that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided further, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).

                                                                       ANNEX A

                               STOCK UNIT AGREEMENT

          STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Richard L. Markee (the "Executive").

                            W I T N E S S E T H:

          WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

          WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

          WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

          WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

          2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in
Section 10 of the Plan, the Executive is hereby granted 34,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 34,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

          3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

               (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof ; or

               (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

          4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the condition set forth in Section 3(i) hereof.

          5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

          6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

          7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

          8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

          9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

          10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (i)   If to the Executive, to the address on file with the Company;
and

          (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

          13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.


                                         TOYS "R" US, INC.

                                         By:     __________________________

                                         Title:  __________________________

          I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.



                                         ______________________________
                                         Richard L. Markee

                                                                     EXHIBIT A

                      Performance Objective Under Section 3(ii)
                            of the Stock Unit Agreement
                            ---------------------------

The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.

                                                                EXECUTION COPY




                              RETENTION AGREEMENT


                                   BETWEEN


                              TOYS "R" US, INC.


                                    AND


                              GREGORY R. STALEY


                                 DATED AS OF


                                 May 1, 1997

                                                                    STALEY


                                 TABLE OF CONTENTS

                                                                         Page

1.   Employment Period.....................................................1

2.   Terms of Employment...................................................1

     (a)   Position........................................................1

     (b)   Compensation....................................................1
           (i)   Base Salary...............................................1
           (ii)  Incentive Bonus...........................................1
           (iii)   Participation in Other Plans............................2
            Stock Units....................................................2

3.   Termination of Employment Upon Death, Disability or Retirement........2

4.   Other Termination of Employment.......................................2

     (a)   Company Termination.............................................2

     (b)   Good Reason; Change of Reporting Requirement....................2

     (c)   Notice of Termination...........................................2

     (d)   Obligations of the Company Upon Termination Under Section 4.....3

     (e)   Cause...........................................................4

     (f)   Reporting Requirements..........................................4

5.   Release Agreement.....................................................4

6.   Offset................................................................5

7.   Compensation and Benefits Following Change of Control.................5

8.   Nonexclusivity of Rights..............................................5

9.   Full Settlement; Legal Fees...........................................5

     (a)   No Obligation to Mitigate.......................................5

     (b)   Expenses of Contests............................................5

10.   Certain Additional Payments by the Company...........................6



                                      -i-                           STALEY


11.   Restrictions and Obligations of the Executive........................6

      (a)   Consideration for Restrictions and Covenants...................6

      (b)   Confidentiality................................................6

      (c)   Non-Solicitation or Hire ......................................7

      (d)   Non-Competition and Consulting.................................7

      (e)   Definitions....................................................8

      (f)   Relief.........................................................8

12.   Successors...........................................................9

13.   Miscellaneous........................................................9

      (a)   Governing Law..................................................9

      (b)   Captions.......................................................9

      (c)   Amendment......................................................9

      (d)   Notices........................................................9

      (e)   Assistance to Company..........................................9

      (f)   Severability of Provisions.....................................10

      (g)   Withholding....................................................10

      (h)   Waiver.........................................................10

      (i)   Arbitration....................................................10


EXHIBIT A       Separation and Release Agreement
EXHIBIT B       Definitions
EXHIBIT C       Change of Control and Tax Gross-Up

ANNEX A         Stock Unit Agreement

                                 -ii-                               STALEY



                              TOYS "R" US, INC.
                            RETENTION AGREEMENT


          AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Gregory R. Staley (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

          1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods , at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

          2. Terms of Employment. a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

                 (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

          (b) Compensation. (i) Base Salary. During the Employment Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

                 (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's


                                 -1-                           STALEY
incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

                (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

                 (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

          3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

          4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

          (b) Good Reason; Change of Reporting Requirements. (i) The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

               (ii) Due to the unique nature of the Company's International Division and the resulting burdens imposed on the Executive thereby, notwithstanding anything to the contrary contained herein, the Executive's employment may be terminated during the Employment Period by the Executive by providing written notice to the Company within 30 days of the first day on which the Executive no longer reports directly to either Michael Goldstein or Robert C. Nakasone, in which event the "Date of Termination" for purposes hereof shall be the date set forth in such notice (which shall not be less than 60 days from the date of such notice unless the Company consents thereto in writing).

           (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.


                                   -2-                           STALEY

           (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b)(i):

                (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

                (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

               (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

               (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the

                                   -3-                           STALEY

Date of Termination, that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company,
(4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

                (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and ,provided, further that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

          (e) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          (f) Reporting Requirements. If the Executive's employment shall be terminated by the Executive pursuant to Section 4(b)(ii), the Company shall not make the payment described in Section 4(d) hereof, and the Employment

                                   -4-                           STALEY

Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

          6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

          7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

          (b)  In the event of termination of the Executive's employment under
Section 4(a) (other than for Cause) or 4(b)(i) (but not 4(b)(ii)), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of Control and (ii) in lieu of the Company's obligations under
Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

          8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

          9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.


                             -5-                           STALEY

          (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

               (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the
amount of any payment pursuant to this Agreement),   in each case interest on
any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

              (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

          10. Certain Additional Payments by the Company. Anything in this Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

          11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the

                                   -6-                           STALEY
provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement; , r, that, notwithstanding anything to the contrary contained herein or in the Release Agreement, the Executive shall not be bound by the provisions of Section 11(d) if the Executive's employment is terminated pursuant to Section 4(b)(ii).

          (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

          (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

          (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

                                   -7-                           STALEY

              (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

              (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

             (ii)  During the Consulting Period, the Executive shall

              (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

              (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of Section 11(d)(i) hereof.

            (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

             (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

          (e)  Definitions.  For purposes of this Section 11:

               (i) "Restricted Business" means the retail store or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

              (ii) "Restricted Area" means any country in which the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.


                                   -8-                           STALEY

         (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

         12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

         13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

         (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.


                                   -9-                           STALEY

         (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              (i) If to the Executive, to the address on file with the Company; and

             (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

         (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

         (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

          (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                                   -10-                           STALEY

          (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.






































                                   -11-                           STALEY

           IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                            GREGORY R. STALEY


                                            /s/ Gregory R. Staley

                                            TOYS "R" US, INC.


                                            By: /s/ Michael Goldstein
                                               Name: Michael Goldstein
                                               Title: Chief Executive Officer








                                  -12-                           STALEY

                                                                   EXHIBIT A


                         SEPARATION AND RELEASE AGREEMENT

     This Separation and Release Agreement ("Agreement") is entered into as of this __ day of _____________________________, 19__, between TOYS "R" US, INC.
and any successor thereto (collectively, the "Company") and Gregory R. Staley (the "Executive").

     The Executive and the Company agree as follows:

     1. The employment relationship between the Executive and the Company terminated on __________________________________ (the "Termination Date").

     2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

     3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973 (which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any

                                   A-1                           STALEY
claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

     Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

     4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

     5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

     6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

     7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

     8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.
                                   A-2                           STALEY

     10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

     12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

     13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

     The parties to this Agreement have executed this Agreement as of the day and year first written above.


                                                  TOYS "R" US, INC.


                                                  By:_______________________
                                                     Name:
                                                     Title:


                                                  GREGORY R. STALEY


                                                  __________________________





                                   A-3                           STALEY

                                                                     EXHIBIT B

          Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:
"Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or
(viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

          For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

          "Change of Control" - See Exhibit C.

                                   B-1                           STALEY

          "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

          "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

          "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

          (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason";
         (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

        (iii) any failure by the Company to comply with and satisfy Section 12(c) of the Agreement; or

         (iv) notice by the Company that it is not extending the termination date of the Employment Period.


                                   B-2                           STALEY

         "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

         "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

          "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.











                                B-3                           STALEY

                                                                  EXHIBIT C


                         CHANGE OF CONTROL AND TAX GROSS-UP

     I.  Certain Definitions

         "Change of Control" means, after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however,that for purposes of this subsection (a), the following acquisitions shall notconstitute a Change of Control: (i) any acquisition by the Company or any ofits subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of theCompany, (iii) any acquisition by any Person pursuant to a transaction thatcomplies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

          (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

               (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a Person which as a result of such transaction owns the Company or all or substantially all of the Company's

                                   C-1                           STALEY
     assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

               (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

              (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such
      Business Combination; or

         (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     II.  Tax Gross-Up

          (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (, if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

(b) Subject to the provisions of paragraph (c) of this Exhibit C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax

                                   C-2                           STALEY
basis, shall be made in accordance with the assumptions set forth in paragraph
(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

          (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, further, however that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).


                                   C-3                           STALEY

                                                                ANNEX A


                           STOCK UNIT AGREEMENT

          STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Gregory R. Staley (the "Executive").

                           W I T N E S S E T H:

          WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

          WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

          WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

          WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

          2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in
Section 10 of the Plan, the Executive is hereby granted 33,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 33,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any

                                                                      STALEY
grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

          3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

              (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof; or

             (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

          4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the condition set forth in Section 3(i) hereof.

          5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

          6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

                                 -2-                                    STALEY

          7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

          8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

          9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

         10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              (i) If to the Executive, to the address on file with the Company; and

             (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

         12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

         13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.









                                 -3-                                    STALEY

           IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.


                                                 TOYS "R" US, INC.


                                                 By:________________________

                                                 Title:_____________________

         I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.


                                                 ___________________________
                                                 Gregory R. Staley


































                                 -4-                                   STALEY

                                                               EXHIBIT A


                   Performance Objective Under Section 3(ii)
                               of the Stock Unit Agreement


The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.

                                                               EXECUTION COPY

                                RETENTION AGREEMENT

                                      BETWEEN

                                 TOYS "R" US, INC.

                                       AND

                                 ROBERT J. WEINBERG

                                    DATED AS OF

                                     MAY 1, 1997

                                  TABLE OF CONTENTS
                                                                    Page
1.   Employment Period.................................................4

2.   Terms of Employment...............................................4

     (a)   Position....................................................4

     (b)   Compensation................................................4

          (i)   Base Salary............................................4
         (ii)   Incentive Bonus........................................4
        (iii)   Participation in Other Plans...........................5
        Stock Units....................................................5

3.   Termination of Employment Upon Death, Disability or Retirement....5

4.   Other Termination of Employment...................................5

    (a)   Company Termination..........................................5

    (b)   Good Reason..................................................5

    (c)   Notice of Termination........................................5

    (d)   Obligations of the Company Upon Termination Under Section 4..5

    (e)   Cause........................................................7

5.   Release Agreement.................................................7

6.   Offset............................................................7

7.   Compensation and Benefits Following Change of Control.............7

8.   Nonexclusivity of Rights..........................................8

9.   Full Settlement; Legal Fees.......................................8

    (a)   No Obligation to Mitigate....................................8

    (b)   Expenses of Contests.........................................8

10.   Certain Additional Payments by the Company.......................9

11.   Restrictions and Obligations of the Executive....................9

     (a)   Consideration for Restrictions and Covenants................9

     (b)   Confidentiality.............................................9

     (c)   Non-Solicitation or Hire....................................9

     (d)   Non-Competition and Consulting.............................10

     (e)   Definitions................................................11

     (f)   Relief.....................................................11

12.   Successors......................................................11

13.   Miscellaneous...................................................12

     (a)   Governing Law..............................................12

     (b)   Captions...................................................12

     (c)   Amendment..................................................12

     (d)   Notices....................................................12

     (e)   Assistance to Company......................................12

     (f)   Severability of Provisions.................................12

     (g)   Withholding................................................13

     (h)   Waiver.....................................................13

     (i)   Arbitration................................................13



EXHIBIT A          Separation and Release Agreement
EXHIBIT B          Definitions
EXHIBIT C          Change of Control and Tax Gross-Up

ANNEX A          Stock Unit Agreement

                               TOYS "R" US, INC.
                             RETENTION AGREEMENT

          AGREEMENT (this "Agreement"), by and between Toys "R" Us, Inc., a Delaware corporation (the "Company"), and Robert J. Weinberg (the "Executive"), dated as of May 1, 1997. Capitalized terms used in this Agreement and in Exhibit A hereto that are not defined in the operative provisions shall have the meanings ascribed to them on Exhibit B hereto.

          1. Employment Period. The Company hereby agrees to continue to employ the Executive and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the Employment Period. The term "Employment Period" means the period commencing on the date hereof and ending on the second anniversary of such date as automatically extended for successive additional one-year periods unless, at least six months prior to the scheduled expiration of the Employment Period, the Company shall give notice to the Executive that the Employment Period shall not be so extended.

          2. Terms of Employment. (a) Position. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall continue to serve in the Executive's current position at the Company or such other senior executive position to which the Executive may be appointed by the Company. The Executive shall be based in Northeastern New Jersey.

                    (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time during normal business hours to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, the Executive may, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, continue the corporate directorships on which the Executive serves, if any, as of the date hereof and such other corporate directorships as are consented to by the Chief Executive Officer. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive with the knowledge of the Company prior to a Change of Control, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to a Change of Control shall not thereafter be deemed to violate this Agreement.

          (b)     Compensation.  (i)   Base Salary.  During the Employment
Period, the Executive shall receive the Executive's Annual Base Salary which will be paid in accordance with the Company's regular payroll policies as in effect from time to time.

                    (ii) Incentive Bonus. The Executive shall also be eligible, for each fiscal year ending during the Employment Period, to receive an annual incentive bonus and long-term incentive awards pursuant to the Company's incentive Plans and subject to the terms thereof at a level commensurate with the Executive's current grants and the Executive's current position or any more senior position(s) to which the Executive may be appointed. Each such incentive bonus shall be paid in accordance with the Company's incentive Plans.

                    (iii) Participation in Other Plans. During the Employment Period, the Executive shall be eligible to participate in all other Plans at a level commensurate with the Executive's position.

                    (iv) Stock Units. As further inducement for the Executive to enter into this Agreement and to continue in the employ of the Company, the Company has granted to the Executive stock units contingent on performance and future service, pursuant to the Stock Unit Agreement executed and delivered by the Company on the date hereof in the form attached as Annex A hereto.

          3. Termination of Employment Upon Death, Disability or Retirement. The Executive's employment shall terminate upon the Executive's death, Disability or Retirement during the Employment Period and the obligations of the Company upon such termination shall be limited to those benefits provided by the Company's Plans at the Date of Termination, except as specifically set forth herein or in the Stock Unit Agreement.

          4. Other Termination of Employment. (a) Company Termination. The Company may terminate the Executive's employment during the Employment Period with or without Cause.

          (b) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

          (c) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          (d) Obligations of the Company Upon Termination Under Section 4. If the Executive's employment shall have been terminated under Section 4(a) (other than for Cause) or 4(b):

                    (i) the Company shall make a lump sum cash payment to the Executive within 30 days after the Date of Termination in an amount equal to the sum of (1) the Executive's pro rata Annual Base Salary payable through the Date of Termination to the extent not theretofore paid, (2) the targeted amount of the Executive's annual bonus and long-term incentive awards that would have been payable with respect to the fiscal year in which the Date of Termination occurs in each case absent the termination of the Executive's employment prorated for the portion of such fiscal year through the Date of Termination taking into account the number of complete months during such fiscal year through the Date of Termination and (3) the Executive's actual earned annual or long-term incentive awards for any completed fiscal year or period not theretofore paid or deferred;

                    (ii) the Company shall pay to the Executive in equal installments, made at least monthly, over the twenty-four months following the Date of Termination an aggregate amount equal to (1) two times the Executive's Annual Base Salary in effect on the Date of Termination, (2) two times the targeted amount of the annual incentive bonus that would have been paid to the Executive with respect to the Company's fiscal year in which such Date of Termination occurs and (3) two times the targeted amount of the long-term incentive award that would have been paid to the Executive with respect to such fiscal year;

                    (iii) the Company shall continue to provide, in the manner and timing provided for in the Plans (other than stock options and except as set forth in this Section 4(d) and in Section 7(b)), the benefits provided under the Plans that the Executive would receive on an after-tax basis if the Executive's employment had continued for two years after the Date of Termination assuming for this purpose that the Executive's compensation for each such year would have been one-half of the amount paid pursuant to clause
(ii) above, and the Executive shall be fully vested in any account balance and all other benefits continuation under such Plans; provided, however that the benefits provided under this clause (iii) shall be limited to the coverage permitted by law or as would otherwise not potentially adversely impact on the tax qualification of any Plans; provided, further, that if such benefits may not be continued under the Plans, the Company shall pay to the Executive an amount equal to the Company's cost had such benefits been continued.

                    (iv) (1) all unvested options held by the Executive shall continue to vest in accordance with their terms for two years after the Date of Termination, and all remaining unvested options held by the Executive shall vest on the two year anniversary date of the Date of Termination, (2) all unvested profit shares held by the Executive or for the benefit of the Executive by a grantor trust established by the Company shall continue to vest in accordance with their terms for two years after the Date of Termination and all remaining profit shares shall vest on the two year anniversary date of the Date of Termination, provided that, if permitted by the terms of any such trust, any unvested profit shares shall continue to be held by such grantor trust until such profit shares vest pursuant to this clause (iv) and any such unvested profit share not permitted to be so held shall vest immediately and be delivered to the Executive, (3) any other unvested equity based award (including, without limitation, restricted stock and stock units) held by the Executive shall vest on the two year anniversary date of the Date of Termination on a pro rata basis determined by a fraction, the numerator of which is the number of months elapsed from the grant of such equity award through the Date of Termination plus the twenty-four months after the Date of Termination and the denominator of which is the total number of months in the vesting period for such award and shall be promptly delivered to the Executive entirely in the form of Common Stock, $.10 par value per share, of the Company,
(4) any options held by the Executive that are vested on the Date of Termination or vest thereafter pursuant to this clause (iv) may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options and (5) the Executive shall not be entitled to any additional grants of any stock options, restricted stock, other equity based or long-term awards; and

                    (v) the Executive will be entitled to continuation of health benefits under the Plans at a level commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed, and if the Executive elects to receive such health benefits, the Company shall pay the medical premiums therefore for the first twenty-four months after the Date of Termination, and thereafter the Executive shall pay the premium charged to former employees of the Company pursuant to Section 4980B of the Code until the Executive is sixty-five years of age; provided, that the Company can amend or otherwise alter the Plans to provide benefits to the Executive that are no less than those commensurate with the Executive's current position or more senior position(s) to which the Executive may be appointed; provided, that to the extent such benefits cannot be provided to the Executive under the terms of the Plans or the Plans cannot be so amended in any manner not adverse to the Company, the Company shall pay the Executive, on an after-tax basis, an amount necessary for the Executive to acquire such benefits from an independent insurance carrier; and provided, further, that the obligations of the Company under this clause (v) shall be terminated if, at any time after the Date of Termination, the Executive is employed by or is otherwise affiliated with a party that offers comparable health benefits to the Executive.

          (e) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, death, Disability or Retirement, the Employment Period shall terminate without further obligations to the Executive other than the obligation to pay to the Executive all payments and benefits due, in accordance with the Company's Plans through the Date of Termination.

          5. Release Agreement. The benefits pursuant to Section 4 are contingent upon the Executive (i) executing a Separation and Release Agreement (the "Release Agreement") upon or after any Date of Termination, a copy of which is attached as Exhibit A to this Agreement and (ii) not revoking or challenging the enforceability of the Release Agreement or this Agreement.

          6. Offset. The Company shall have the right to offset the amounts required to be paid to the Executive under this Agreement against any amounts owed by the Executive to the Company, and nothing in this Agreement shall prevent the Company from pursuing any other available remedies against the Executive.

          7. Compensation and Benefits Following Change of Control. (a) Notwithstanding any provision of this Agreement or any Plan, in no event shall any compensation or benefits, individually or in the aggregate, to which the Executive would be entitled be less favorable for the two years following a Change of Control than the Executive would have been entitled based upon the most favorable of the Company's Plans in effect for the Executive at any time during the 120-day period immediately preceding such Change of Control.

          (b) In the event of termination of the Executive's employment under Section 4(a) (other than for Cause) or 4(b), whether before or after a Change of Control, following a Change of Control: (i) any remaining amounts payable under Sections 4(d)(i), (ii) and (iii) shall be payable in a lump sum within 30 days after the later of the Date of Termination or the Change of

Control and (ii) in lieu of the Company's obligations under Section 4(d)(iv), all unvested options and equity based awards shall vest immediately on the later of the Date of Termination or the Change of Control and all such options may be exercised until the earlier of (x) the thirty-month anniversary date of the Date of Termination and (y) the expiration date of such options.

          8. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any Plan for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any Plan, contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such Plan, or contract or agreement except as explicitly modified by this Agreement.

          9. Full Settlement; Legal Fees. (a) No Obligation to Mitigate. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as specifically provided in this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment.

          (b) Expenses of Contests. (i) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement prior to a Change of Control: In each case solely to the extent that the Executive is successful with respect thereto, the Company agrees to pay all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                    (ii) The following shall apply for any dispute arising hereunder, under the Release Agreement or under the Stock Unit Agreement upon or following a Change of Control: The Company agrees to advance to the Executive all reasonable legal and professional fees and expenses that the Executive may reasonably incur as a result of any contest by the Executive, by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement, the Release Agreement or the Stock Unit Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code or any successor Section of the Code.

                    (iii) The Executive shall reimburse the Company for its reasonable legal and professional fees and expenses, and in the case of advances made pursuant to paragraph (ii) above, shall refund the Company the amount of such advances, to the extent there is a final determination that such fees, expenses or advances relate to claims brought by the Executive against, or defenses by the Executive of any claim of, the Company with respect to this Agreement, the Release Agreement or the Stock Unit Agreement that were determined to have been made or asserted by the Executive in bad faith or frivolously.

          10.     Certain Additional Payments by the Company.   Anything in
this Agreement to the contrary notwithstanding, in the event that any actual or constructive payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Stock Unit Agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Code or any successor provision of the Code (the "Excise Tax"), then the Company shall make the payments described on Exhibit C hereto.

          11. Restrictions and Obligations of the Executive. (a) Consideration for Restrictions and Covenants. The parties hereto acknowledge and agree that the principal consideration for the agreement to make the payments provided in Sections 3 and 4 hereof from the Company to the Executive and the grant to the Executive of the stock units of the Company as set forth in Section 2 hereof is the Executive's compliance with the undertakings set forth in this Section 11. Specifically, Executive agrees to comply with the provisions of this Section 11 irrespective of whether the Executive is entitled to receive any payments under Section 3 or 4 of this Agreement.

          (b) Confidentiality. The confidential and proprietary information and in any material respect trade secrets of the Company are among its most valuable assets, including but not limited to, its customer and vendor lists, database, computer programs, frameworks, models, its marketing programs, its sales, financial, marketing, training and technical information, and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Company creates, develops, acquires or maintains its products and marketing plans, targets its potential customers and operates its retail and other businesses. The Company has invested, and continues to invest, considerable amounts of time and money in obtaining and developing the goodwill of its customers, its other external relationships, its data systems and data bases, and all the information described above (hereinafter collectively referred to as "Confidential Information"), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Company. The Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information relating to the Company and its business, which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate, divulge or use any such information, knowledge or data to anyone other than the Company and those designated by it.

          (c) Non-Solicitation or Hire. During the Employment Period and for a two-year period following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly (i) employ or seek to employ any person who is at the Date of Termination, or was at any time within the six-month period preceding the Date of Termination, an officer, general manager or director or equivalent or more senior level employee of the

Company or any of its subsidiaries or otherwise solicit, encourage, cause or induce any such employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or such subsidiary for the employment of another company (including for this purpose the contracting with any person who was an independent contractor (excluding consultant) of the Company during such period) or (ii) take any action that would interfere with the relationship of the Company or its subsidiaries with their suppliers and franchisees without, in either case, the prior written consent of the Company's Board of Directors, or engage in any other action or business that would have a material adverse effect on the Company.

          (d) Non-Competition and Consulting. (i) During the Employment Period and for a two-year period (the "Consulting Period") following the termination of the Executive's employment for any reason, the Executive shall not, directly or indirectly:

                    (x) engage in any managerial, administrative, advisory, consulting, operational or sales activities in a Restricted Business anywhere in the Restricted Area, including, without limitation, as a director or partner of such Restricted Business, or

                    (y) organize, establish, operate, own, manage, control or have a direct or indirect investment or ownership interest in a Restricted Business or in any corporation, partnership (limited or general), limited liability company enterprise or other business entity that engages in a Restricted Business anywhere in the Restricted Area; and

                    (ii)     During the Consulting Period, the Executive shall

                    (x) be available to render services to the Company as an independent contractor/consultant but not as an employee of the Company; and

                    (y) perform such duties as may be reasonably requested in writing from time to time during the Consulting Period by the Chief Executive Officer; provided that such duties shall not conflict with the duties of the Executive for a new employer if such employment does not violate the terms of Section 11(d)(i) hereof.

                    (iii) Section 11(d) shall not bind the Executive during any period following the termination of the Executive's employment if there has been a Change of Control irrespective of whether the Change of Control occurs before or after the Date of Termination.

                    (iv) Nothing contained in this Section 11(d) shall prohibit or otherwise restrict the Executive from acquiring or owning, directly or indirectly, for passive investment purposes not intended to circumvent this Agreement, securities of any entity engaged, directly or indirectly, in a Restricted Business if either (i) such entity is a public entity and such Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) owns, directly or indirectly, no more than 3% of any class of equity securities of such entity or (ii) such entity is not a public entity and the Executive (A) is not a controlling Person of, or a member of a group that controls, such entity and (B) does not own, directly or indirectly, more than 1% of any class of equity securities of such entity.

          (e)     Definitions.  For purposes of this Section 11:

                         (i)     "Restricted Business" means the retail store
or mail order business or any business, in each case if it is involved in the manufacture or marketing of toys, juvenile or baby products, juvenile furniture or children's clothing or any other business in which the Company may be engaged on the Date of Termination.

                         (ii)     "Restricted Area" means any country in which
the Company or its subsidiaries owns or franchises any retail store operations or otherwise has operations on the Date of Termination.

          (f) Relief. The parties hereto hereby acknowledge that the provisions of this Section 11 are reasonable and necessary for the protection of the Company and its subsidiaries. In addition, the Executive further acknowledges that the Company and its subsidiaries will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company will be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants. In addition, without limiting the Company's remedies for any breach of any restriction on the Executive set forth in
Section 11, except as required by law, the Executive shall not be entitled to any payments set forth in Section 3 or 4 hereof if the Executive breaches any of the covenants applicable to the Executive contained in this Section 11, the Executive will immediately return to the Company any such payments previously received upon such a breach, and, in the event of such breach, the Company will have no obligation to pay any of the amounts that remain payable by the Company under Section 3 or 4.

          12. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will, within thirty days after a Change of Control, and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company within thirty days after any such event of succession to, assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

          13. Miscellaneous. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

          (b) Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

          (c) Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (d) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                    (i) If to the Executive, to the address on file with the Company; and

                    (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (e) Assistance to Company. At all times during and after the Employment Period and at the Company's expense for significant out-of-pocket expenses actually and reasonably incurred by the Executive in connection therewith, the Executive shall provide reasonable assistance to the Company in the collection of information and documents and shall make the Executive available when reasonably requested by the Company in connection with claims or actions brought by or against third parties or investigations by governmental agencies based upon events or circumstances concerning the Executive's duties, responsibilities and authority during the Employment Period.

          (f) Severability of Provisions. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement. The Executive acknowledges that the restrictive covenants contained in Section 11 are a condition of this Agreement and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the covenants in Section 11, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court or arbitrator determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

          (g) Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (h) Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          (i) Arbitration. Except as otherwise provided for herein, any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in New York, New York, by a three person panel mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrators, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons of such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                           ROBERT J. WEINBERG

                                           /s/ Robert J. Weinberg

                                           TOYS "R" US, INC.


                                           By: /s/ Michael Goldstein
                                           Name: Michael Goldstein
                                           Title: Chief Executive Officer

                                                                    EXHIBIT A

                        SEPARATION AND RELEASE AGREEMENT

     This Separation and Release Agreement ("Agreement") is entered into as of this __ day of _____________________________, 19__, between TOYS "R" US, INC.
and any successor thereto (collectively, the "Company") and Robert J. Weinberg (the "Executive").

     The Executive and the Company agree as follows:

     1. The employment relationship between the Executive and the Company terminated on __________________________________ (the "Termination Date").

     2. In accordance with the Executive's Retention Agreement, the Company has agreed to pay the Executive certain payments and to make certain benefits available after the Termination Date.

     3. In consideration of the above, the sufficiency of which the Executive hereby acknowledges, the Executive, on behalf of the Executive and the Executive's heirs, executors and assigns, hereby releases and forever discharges the Company and its members, parents, affiliates, subsidiaries, divisions, any and all current and former directors, officers, employees, agents, and contractors and their heirs and assigns, and any and all employee pension benefit or welfare benefit plans of the Company, including current and former trustees and administrators of such employee pension benefit and welfare benefit plans, from all claims, charges, or demands, in law or in equity, whether known or unknown, which may have existed or which may now exist from the beginning of time to the date of this letter agreement, including, without limitation, any claims the Executive may have arising from or relating to the Executive's employment or termination from employment with the Company, including a release of any rights or claims the Executive may have under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1991 (which prohibit discrimination in employment based upon race, color, sex, religion, and national origin); the Americans with Disabilities Act of 1990, as amended, and the Rehabilitation Act of 1973
(which prohibit discrimination based upon disability); the Family and Medical Leave Act of 1993 (which prohibits discrimination based on requesting or taking a family or medical leave); Section 1981 of the Civil Rights Act of 1866 (which prohibits discrimination based upon race); Section 1985(3) of the Civil Rights Act of 1871 (which prohibits conspiracies to discriminate); the Employee Retirement Income Security Act of 1974, as amended (which prohibits discrimination with regard to benefits); any other federal, state or local laws against discrimination; or any other federal, state, or local statute, or common law relating to employment, wages, hours, or any other terms and conditions of employment. This includes a release by the Executive of any claims for wrongful discharge, breach of contract, torts or any other claims in any way related to the Executive's employment with or resignation or termination from the Company. This release also includes a release of any claims for age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"). The ADEA requires that the Executive be advised to consult with an attorney before the Executive waives any claim under ADEA. In addition, the ADEA provides the Executive with at least 21 days to decide whether to waive claims under ADEA and seven days after the Executive signs the Agreement to revoke that waiver. This release does not release the Company from any obligations due to the Executive under Section 4, 7, 9(b), 10, 11 or 13(e) of the Executive's Retention Agreement, the Executive's Indemnification Agreement with the Company or under this Agreement.

     Additionally, the Company agrees to discharge and release the Executive and the Executive's heirs from any claims, demands, and/or causes of action whatsoever, presently known or unknown, that are based upon facts occurring prior to the date of this Agreement, including, but not limited to, any claim, matter or action related to the Executive's employment and/or affiliation with, or termination and separation from the Company; provided that such release shall not release the Executive from any loan or advance by the Company or any of its subsidiaries, any act that would constitute "Cause" under the Executive's Retention Agreement or a breach under Section 9(b), 11 or 13(e) of the Executive's Retention Agreement.

     4. This Agreement is not an admission by either the Executive or the Company of any wrongdoing or liability.

     5. The Executive waives any right to reinstatement or future employment with the Company following the Executive's separation from the Company on the Termination Date.

     6. The Executive agrees not to engage in any act after execution of the Separation and Release Agreement that is intended, or may reasonably be expected to harm the reputation, business, prospects or operations of the Company, its officers, directors, stockholders or employees. The Company further agrees that it will engage in no act which is intended, or may reasonably be expected to harm the reputation, business or prospects of the Executive.

     7. The Executive shall continue to be bound by Sections 11 and 13(e) of the Executive's Retention Agreement.

     8. The Executive shall promptly return all the Company property in the Executive's possession, including, but not limited to, the Company keys, credit cards, cellular phones, computer equipment, software and peripherals and originals or copies of books, records, or other information pertaining to the Company business. The Executive shall return any leased or Company car at the expiration of the Consulting Period (as defined in the Executive's Retention Agreement).

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Agreement shall be settled by arbitration as provided in the Executive's Retention Agreement.

     10. This Agreement represents the complete agreement between the Executive and the Company concerning the subject matter in this Agreement and supersedes all prior agreements or understandings, written or oral. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     11. Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Agreement.

     12. It is further understood that for a period of 7 days following the execution of this Agreement in duplicate originals, the Executive may revoke this Agreement, and this Agreement shall not become effective or enforceable until the revocation period has expired. No revocation of this Agreement by the Executive shall be effective unless the Company has received within the 7-day revocation period, written notice of any revocation, all monies received by the Executive under this Agreement and all originals and copies of this Agreement.

     13. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. The Executive acknowledges that the Executive has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, the Executive acknowledges that the Executive has been afforded the opportunity of at least 21 days to consider this Agreement.

     The parties to this Agreement have executed this Agreement as of the day and year first written above.


                                    TOYS "R" US, INC.

                                    By:
                                       ---------------------------
                                    Name:
                                    Title:
                                    ROBERT J. WEINBERG


                                    ------------------------------

                                                                    EXHIBIT B


          Capitalized terms used in the Agreement that are not elsewhere defined in the Agreement have the definitions set forth below:

          "Annual Base Salary" means the annual base salary of the Executive as of the date of the Agreement as may be increased from time to time in the discretion of the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means: (i) the conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in material gain or personal enrichment to the Executive at the expense of the Company or a subsidiary; (iv) any material breach of the Executive's fiduciary duties to the Company as an employee or officer; (v) a serious violation of the Toys "R" Us Ethics Agreement or any other serious violation of a Company policy; (vi) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness resulting in a Disability), within a reasonable time after a written demand for substantial performance is delivered to the Executive by the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties; (vii) the failure by the Executive to comply, in any material respect, with the provisions of Section 11 of the Agreement; or
(viii) the failure by the Executive to comply with any other undertaking set forth in the Agreement or any breach by the Executive hereof that is reasonably likely to result in a material injury to the Company.

          For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of regular outside counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described, and specifying the particulars thereof in detail.

          "Change of Control" - See Exhibit C.

          "Committee" means the Company's Management Compensation and Stock Option Committee of the Board of Directors or any successor committee of the Board performing equivalent functions.

          "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with the Agreement), (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date so designated by the Company in its notification to the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the effective date of the Disability, as the case may be, and (iv) the last day of the Employment Period during which the Company shall have given notice to the Executive that the Employment Period shall not be extended.

          "Disability" means the determination that the Executive is disabled pursuant to the terms of the TRU Partnership Employees' Savings and Profit Sharing Plan, as amended and restated as of October 1, 1993, as the same may be amended from time to time.

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following, provided that the Executive delivers a Notice of Termination specifying such occurrence within 30 days thereof:

          (i) the assignment of the Executive to a position materially inconsistent with the requirements of Section 2(a) of the Agreement, excluding for this purpose an action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the foregoing shall not constitute "Good Reason" if it is not attendant to a reduction in the Executive's Annual Base Salary or total target compensation, except that a request by the Company for the Executive to relocate outside Northeastern New Jersey shall constitute "Good Reason";

          (ii) any failure by the Company to comply in any material respect with any of the provisions of Section 2(b) of the Agreement, other than failure not occurring in bad faith and that is remedied by the Company within a reasonable time after receipt of notice thereof given by the Executive;

          (iii)     any failure by the Company to comply with and satisfy
Section 12(c) of the Agreement; or

          (iv) notice by the Company that it is not extending the termination date of the Employment Period.

          "Notice of Termination" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined above) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).

          "Plans" means all employee compensation, benefit and welfare plans, policies and programs of the Company, which may include, without limitation, incentive, savings, retirement, stock option, restricted stock, supplemental executive retirement, pension, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans, vacation practices, fringe benefit practices and policies relating to the reimbursement of business expenses.

          "Retirement" shall have the meaning ascribed to that term in the Plan under which benefits are being sought by the Executive.

                                                                      EXHIBIT C

                            CHANGE OF CONTROL AND TAX GROSS-UP



     I.    Certain Definitions

           "Change of Control" means, after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
following acquisitions shall not constitute a Change of Control:   (i) any
acquisition by the Company or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, (iii) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below, or (iv) any acquisition by any entity in which the Executive has a material direct or indirect equity interest; or

          (b) The cessation of the "Incumbent Board" for any reason to constitute at least a majority of the Board. "Incumbent Board" means the members of the Board on the date hereof and any member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, except that the Incumbent Board shall not include any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination each of the following would be correct:

                    (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including, without limitation, a

Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and

                    (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a material equity interest, or any "Affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of such entity) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                    (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     II.    Tax Gross-Up

          (a) If required by Section 10 of the Agreement, in addition to the payments described in Sections 4 and 7 of the Agreement and the grants described in the Stock Unit Agreement, the Company shall pay to the Executive an amount (the "Gross-up") such that the net amount retained by the Executive, after deduction of any Excise Tax and any Federal, state and local income taxes, equals the amount of such payments that the Executive would have retained had such Excise Tax not been imposed. In addition, the Company shall indemnify and hold the Executive harmless on an after-tax basis from any Excise Tax imposed on or with respect to any such payment (including, without limitation, any interest, penalties and additions to tax) payable in connection with any such Excise Tax. For purposes of determining the amount of any Gross-up or the amount required to make an indemnity payment on an after-tax basis, it shall be assumed that the Executive is subject to Federal, state and local income tax at the highest marginal statutory rates in effect for the relevant period after taking into account any deduction available in respect of any such tax (e.g., if state and local taxes are deductible for Federal income tax purposes in the relevant period, it shall be assumed that such taxes offset income that would otherwise be subject to Federal income tax at the highest marginal statutory rate in effect for such period).

          (b)     Subject to the provisions of paragraph (c) of this Exhibit
C , the determination of (i) whether a Gross-up is required and the amount of such Gross-up and (ii) the amount necessary to make any payment on an after-tax basis, shall be made in accordance with the assumptions set forth in paragraph

(a) of this Exhibit C by Ernst & Young LLP or such other "Big Six" accounting firm designated by the Executive and reasonably acceptable to the Company.

          (c) The Executive shall notify the Company as soon as practicable in writing of any claim by the Internal Revenue Service that, if successful, would require any Gross-up or indemnity payment. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall take all actions necessary to permit the Company to control all proceedings taken in connection with such contest. In that connection, the Company may, at its sole option, pursue or forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; provided, however, that the Company shall pay and indemnify the Executive from and against all costs and expenses incurred in connection with such contest; provided further, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and at no net after-tax cost to the Executive. If the Executive becomes entitled to receive any refund or credit with respect to such claim (or would be entitled to a refund or credit but for a counterclaim for taxes not indemnified hereunder), the Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon) plus the amount of any tax benefit available to the Executive as a result of making such payment (any such benefit calculated based on the assumption that any deduction available to the Executive offsets income that would otherwise be taxed at the highest marginal statutory rates of Federal, state and local income tax for the relevant periods).

                                                                        ANNEX A

                              STOCK UNIT AGREEMENT

          STOCK UNIT AGREEMENT, dated as of May 1, 1997 (the "Unit Agreement"), between TOYS "R" US, INC., a Delaware corporation (the "Company"), and Robert J. Weinberg (the "Executive").

                             W I T N E S S E T H:

          WHEREAS, the Company has proposed for the approval of the stockholders of the Company at the 1997 Annual Meeting of Stockholders an Amendment (the "Amendment") to the Company's 1994 Stock Option and Performance Incentive Plan (the "Plan") providing for performance criteria that may be utilized by the Management Compensation and Stock Option Committee (the "Committee") in connection with the grant of Performance Shares (as defined in the Plan and referred to herein as "Stock Units");

          WHEREAS, concurrently herewith, the Executive and the Company are entering into a Retention Agreement, dated as of even date herewith (the "Retention Agreement");

          WHEREAS, as further inducement for the Executive to execute the Retention Agreement and continue in the employ of the Company, the Committee has determined to grant the Executive the Stock Units as described in this Unit Agreement, subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders; and

          WHEREAS, the Board and the Committee desire that the compensation arising from the Stock Units shall qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the parties agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan.

          2. Stock Unit Grant. Subject to the approval of the Amendment by the stockholders of the Company at the 1997 Annual Meeting of Stockholders and subject to the terms and conditions set forth in this Unit Agreement and in Section 10 of the Plan, the Executive is hereby granted 23,000 Stock Units. Each Stock Unit represents the right to receive one share of Common Stock (collectively, with other shares of Common Stock relating to the Stock Units and held in the Executive's account in the Trust (as defined below) in respect of the Stock Units, the "Shares"). The 23,000 Shares shall be promptly deposited after the date hereof in the grantor trust created pursuant to the Grantor Trust Agreement, dated as of October 1, 1995 between the Company and American Express Trust Company, a Minnesota trust company (together with any grantor trust subsequently established by the Company, the "Trust") and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of Section 3 below. Any property attributable to the Shares, including, without limitation, dividends and distributions thereon, shall be deposited into the Trust, shall as promptly as practicable be reinvested in shares of Common Stock, and shall be allocated by the Trust to the Executive's account therein subject to the forfeiture conditions of
Section 3 below.

          3. Forfeiture Conditions. The Stock Units granted to the Executive hereunder shall be forfeited in their entirety, subject to the terms of the Retention Agreement, if:

               (i) the Executive's employment with the Company terminates prior to the fifth anniversary of the date hereof ; or

               (ii) the Performance Objective set forth on Exhibit A hereto is not achieved.

          4. Payment of Stock Units. As soon as practicable but no later than May 1, 2002, the Committee shall determine whether the Performance Objective set forth on Exhibit A has been achieved. The Shares, together with any property attributable thereto (including, without limitation, dividends and distributions thereon), shall be delivered to the Executive promptly following May 1, 2002 unless the Executive has elected to defer receipt of such Shares in accordance with the terms and conditions of any deferred compensation program maintained by the Company or has failed to satisfy the conditions set forth in Section 3(i) hereof.

          5. Investment Representation. The Shares acquired by the Executive under this Unit Agreement will be acquired for the Executive's account and not with a view to the distribution thereof, and the Executive will not sell or otherwise dispose of the Shares unless the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or the Executive shall furnish the Company with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and a legend to such effect may be placed on the certificate for the Shares.

          6. Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Unit Agreement, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability such member may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Company.

          7. Severability. Each of the Sections contained in this Unit Agreement shall be enforceable independently of every other section in this Unit Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render unenforceable any other section contained in this Unit Agreement

          8. Governing Law. This Unit Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought concerning any subject matter contained in this Unit Agreement shall be settled by arbitration as provided in the Retention Agreement.

          9. Captions. The captions of this Unit Agreement are not part of the provisions hereof and shall have no force or effect.

          10. Amendment. This Unit Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          11. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                    (i) If to the Executive, to the address on file with the Company; and

                    (ii) If to the Company, to it at Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, Attention: Senior Vice President - Human Resources;

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          12. Interpretation. The interpretation and decision with regard to any question arising under this Unit Agreement or with respect to the Stock Units made by the Committee shall be final and conclusive on the Executive.

          13. Successors. This Unit Agreement shall be binding upon the Company and its successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the Company by one of its duly authorized officers as of the date specified above.

                                        TOYS "R" US, INC.
                                        By:
                                           ------------------------------
                                        Title:
                                              ---------------------------

          I hereby acknowledge receipt of the Stock Units and agree to the provisions set forth in this Agreement.


                                           --------------------------------
                                           Robert J. Weinberg

                                                                      EXHIBIT A

                    Performance Objective Under Section 3(ii)
                           of the Stock Unit Agreement

The consolidated net earnings of the Company in any fiscal quarter (beginning with the second fiscal quarter in 1997) of the Company's 1997, 1998, 1999 or 2000 fiscal year is at least equal to the amount of any corresponding quarter in 1996. For these purposes, "consolidated net earnings" shall exclude extraordinary or unusual items reported by the Company as such.